SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   Form 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         March 26, 1997 (April 2, 1996)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


        Delaware                     1-11402                         22-3059335
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
of incorporation or organization)                         Identification Number)

     339 Jefferson Road
  Parsippany, New Jersey                                                  07054
(Address of principal executive                                      (Zip Code)
           office)




                                 (201) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

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Item 5.        Other Events

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K of HFS Incorporated (the "Company") dated April 5, 1996 for purposes of revising the pro forma financial information previously filed as Exhibit 99.6.

Item 7.        Exhibits

Exhibit
   No.         Description

  99.6 Pro Forma financial statements of the Company including the following:

               Section A - The pro forma consolidated balance sheet of the Company as of December 31, 1995, which reflects the acquisitions of the six United States non-owned Century 21 regions ("Century 21 NORS"), the Travelodge and Electronic Realty Associates ("ERA") franchise systems, (collectively, the "1996 Acquisitions") and the proceeds from the February 22, 1996 issuance of $240 million of 4 3/4% convertible senior notes (the "4 3/4% Notes") due 2003, to the extent such proceeds were used to finance the 1996 acquisitions; and the related pro forma consolidated statement of operations for the year ended December 31, 1995.

               Section B -The pro forma consolidated statement of operations of the Company for the year ended December 31, 1995, excluding the effect of the 1996 Acquisitions.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HFS INCORPORATED



                                    By:  /s/     Michael P. Monaco
                                        Michael P. Monaco
                                        Vice Chairman
                                        and Chief Financial Officer


Date: March 26, 1997

                                HFS INCORPORATED
                          CURRENT REPORT ON FORM 8-K/A
                   Report Dated March 26, 1997 (April 2, 1996)


                                  EXHIBIT INDEX


Exhibit No.       Description                                           Page No.

  99.6    Pro Forma financial statements of the Company including the following:

          Section A - The pro forma consolidated balance sheet of the Company as of December 31, 1995, which reflects the acquisitions of the six United States non-owned Century 21 regions ("Century 21 NORS"), the Travelodge and Electronic Realty Associates ("ERA") franchise systems, (collectively, the "1996 Acquisitions") and the proceeds from the February 22, 1996 issurance of $240 million of 4 3/4% convertible senior notes (the "4 3/4% Notes") due 2,003, to the extent such proceeds were used to finance the 1996 acquisitions; and the related pro forma consolidated statement of operations for the year ended December 31, 1995.

          Section B -The pro forma consolidated statement of operations of the Company for the year ended December 31, 1995, excluding the effects of the 1996 Acquisitions.